UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona 85040
(Address of principal executive offices)(Zip Code)
(877)830-0826
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

MedAvail Holdings, Inc. is unable to file its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2023 by the November 14, 2023 filing deadline. We require additional time to complete the preparation and corresponding review of our condensed consolidated financial statements as of and for the quarter ended September 30, 2023. During the quarter ended September 30, 2023 and in the subsequent period during which we prepare our financial statements and related disclosures for inclusion in the Form 10-Q, we have experienced delays in new partner contracting, the deployment of our MedCenter™ products by our partners and in integration services for contracted MedCenter units. The cumulative effect of these delays, in the absence of favorable developments in the future or a supplemental capital raise within the next twelve months, could have an adverse impact on our projections for liquidity during 2024. These potential adverse effects on our liquidity require us to perform more extensive and complex procedures to assess the potential impact of these effects on our financial statements and the impact of liquidity financing options, for which we need additional time prior to filing our Form 10-Q.

Forward-Looking Statements

Certain statements in this Report, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our projections for liquidity, the potential impairment of long-lived assets and the timing for filing the Form 10-Q. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause actual results to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to risks related to completion of our condensed consolidated financial statements for inclusion in the Form 10-Q. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates concerning those or other forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: November 14, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer